UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2008

OXFORD RESIDENTIAL PROPERTIES I LIMITED PARTNERSHIP

(Exact name of Registrant as specified in its charter)

Delaware	0-14533	52-1322906
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Oxford Residential Properties I Limited Partnership, a Delaware limited partnership (the “Registrant”), owns a 100% interest in ORP Three, L.L.C., a Maryland limited liability company (the “Partnership”). The Partnership owned Raven Hill Apartments (“Raven Hill”), a 304-unit apartment complex located in Burnsville, Minnesota. On September 30, 2008, the Partnership sold Raven Hill to third parties, Nighthawk Properties, LLC, a Minnesota limited liability company, and Osprey Properties Limited Partnership, LLLP, a Minnesota limited liability limited partnership (collectively, the “Purchaser”), for a total sales price of $23,000,000. The Registrant continues to own and operate one other investment property.

In accordance with the Registrant’s partnership agreement, the Registrant’s managing general partner is evaluating the cash requirements of the Registrant to determine what portion of the net proceeds, if any, from the above transaction will be distributed to the Registrant’s partners.

Item 9.01   Financial Statements and Exhibits

(b)   Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Registrant as if Raven Hill had been sold on January 1, 2007.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2008 Quarterly Report on Form 10-Q for the period ended June 30, 2008 and the Registrant’s 2007 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

June 30, 2008

All other assets	$ 10,947
Investment property, net	8,252
Total Assets	$ 19,199

All other liabilities	$ 9,161
Mortgage note payable	10,200
Partners’ deficit	(162)
Total Liabilities and Partners’ deficit	$ 19,199

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Six Months Ended	Year Ended

June 30, 2008

December 31, 2007

Total revenues	$1,475	$3,116
Total expenses	1,933	3,538

Net loss	$ (458)	$ (422)

Net loss per assignee unit holder	$(19.05)	$(17.55)

(d)   Exhibits

10.19       Second Amendment to Purchase and Sale Contract between ORP Three, L.L.C., a Maryland limited liability company, and Nighthawk Properties, LLC, a Minnesota limited liability company, and Osprey Properties Limited Partnership, LLLP, a Minnesota limited liability limited partnership, dated August 20, 2008.*

10.20       Third Amendment to Purchase and Sale Contract between ORP Three, L.L.C., a Maryland limited liability company, and Nighthawk Properties, LLC, a Minnesota limited liability company, and Osprey Properties Limited Partnership, LLLP, a Minnesota limited liability limited partnership, dated August 22, 2008.*

10.21       Fourth Amendment to Purchase and Sale Contract between ORP Three, L.L.C., a Maryland limited liability company, and Nighthawk Properties, LLC, a Minnesota limited liability company, and Osprey Properties Limited Partnership, LLLP, a Minnesota limited liability limited partnership, dated September 22, 2008.*

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OxfordResidential Properties I Limited Partnership

By: Oxford Residential Properties I Corporation
Managing General Partner

By: /s/Stephen B. Waters
Stephen B. Waters
Vice President

Date: October 6, 2008